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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the references to our firm under the captions 'Experts' and 'Selected Financial Data' and to the use of our reports dated November 5, 1999, in the Registration Statement (Form S-1) and related Prospectus of OnSite Access, Inc. for the registration of shares of its common stock.

                                          ERNST & YOUNG LLP

New York, New York
December 13, 1999